SCHEDULE 14A
                               (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                        COLONIAL INSURED MUNICIPAL FUND
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                      COLONIAL INTERMARKET INCOME TRUST I
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                        COLONIAL MUNICIPAL INCOME TRUST
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement No.:


      3)  Filing Party:


      4)  Date Filed:

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                        COLONIAL INSURED MUNICIPAL FUND
                      COLONIAL INTERMARKET INCOME TRUST I
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                        COLONIAL MUNICIPAL INCOME TRUST
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

                (EACH, A "FUND"; AND COLLECTIVELY, THE "FUNDS")

                              ONE FINANCIAL CENTER

                        BOSTON, MASSACHUSETTS 02111-2621
                                 (617) 426-3750

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                                  MAY 25, 2005

To the Shareholders of the Funds.

NOTICE IS HEREBY GIVEN that the Annual Meetings of Shareholders of the Funds (the "Meeting") will be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on May 25, 2005, at 10:00 a.m. Boston time. The purpose of the Meeting is to consider and act upon the following matters:

1.   To elect Trustees of the Funds as outlined below:

     (a) Colonial High Income Municipal Trust:

        (i) Four Trustees to be elected by the holders of common shares of beneficial interest, no par value (the "Common Shares") and Municipal Auction Rate Cumulative Preferred Shares (the "Preferred Shares") of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (b) Colonial Investment Grade Municipal Trust:

        (i) Three Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (c) Colonial InterMarket Income Trust I: Four Trustees to be elected by the holders of shares of beneficial interest of the Fund.


SHC-60/639U-0205

     (d) Colonial California Insured Municipal Fund:

        (i) Two Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) One Trustee to be elected by the holders of Preferred Shares only, voting as a single class.

     (e) Colonial Insured Municipal Fund:

        (i) Two Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (f) Colonial New York Insured Municipal Fund:

        (i) Two Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (g) Colonial Municipal Income Trust:

        (i) Two Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

        (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

     (h) Colonial Intermediate High Income Fund:

        (i) Four Trustees to be elected by the holders of shares of beneficial interest of the Fund.

2. To transact such other business as may properly come before the Meeting and any adjourned session of the Meeting.

The Boards of Trustees have fixed the close of business on March 10, 2005, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS.

By order of the Boards of Trustees,

R. Scott Henderson
Secretary of the Funds

YOUR VOTE IS IMPORTANT -- PLEASE RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. We urge you, whether or not you expect to attend the Meeting in person, to indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy promptly.

April 28, 2005

                                PROXY STATEMENT

              COLONIAL CALIFORNIA INSURED MUNICIPAL FUND (CCAIMF)
                  COLONIAL HIGH INCOME MUNICIPAL TRUST (CHIMT)
                     COLONIAL INSURED MUNICIPAL FUND (CIMF)
                  COLONIAL INTERMARKET INCOME TRUST I (CIITI)
                 COLONIAL INTERMEDIATE HIGH INCOME FUND (CIHIF)
               COLONIAL INVESTMENT GRADE MUNICIPAL TRUST (CIGMT)
                     COLONIAL MUNICIPAL INCOME TRUST (CMIT)
               COLONIAL NEW YORK INSURED MUNICIPAL FUND (CNYIMF)

                        ANNUAL MEETINGS OF SHAREHOLDERS
                                  MAY 25, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees of the Funds to be used at the Annual Meetings of Shareholders of the Funds to be held at the offices of the Funds at One Financial Center, Boston, Massachusetts, on May 25, 2005, at 10:00 a.m. Boston time and at any adjournments thereof (such meetings and any adjournments being referred to as the "Meeting").

The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about April 28, 2005, of the Notice of Annual Meetings, this Proxy Statement and the accompanying proxy cards. Supplementary solicitations may be made by mail, telephone, or personal interview by officers and Trustees of the Funds and officers and employees of the Funds' investment advisor, Columbia Management Advisors, Inc. ("Columbia Management" or the "Adviser") and/or its affiliates. Columbia Management is located at One Financial Center, Boston, Massachusetts 02111-2621. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone or facsimile. The expenses incurred in connection with preparing this Proxy Statement and soliciting proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF TRUSTEES


1.(A) COLONIAL HIGH INCOME MUNICIPAL TRUST


Messrs. Lowry, Neuhauser, Simpson and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred ("Preferred") Shares, voting together as a single class. Messrs. Lowry, Neuhauser, Simpson and Woolworth will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2006               2007          2008
----               ----          ----
Ms. Kelly      Mr. Mayer     Mr. Lowry
Ms. Verville   Mr. Nelson    Mr. Neuhauser
               Mr. Theobald  Mr. Simpson
                             Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Lowry, Neuhauser, Simpson and Woolworth, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


1.(B) COLONIAL INVESTMENT GRADE MUNICIPAL TRUST


Ms. Verville and Messrs. Lowry and Nelson (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Ms. Verville and Messrs. Lowry and Nelson will each serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2006               2007           2008
----               ----           ----
Ms. Kelly      Mr. Mayer      Mr. Lowry
Mr. Simpson    Mr. Neuhauser  Mr. Nelson
               Mr. Theobald   Ms. Verville
               Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Verville and Messrs. Lowry and Nelson, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


1.(C) COLONIAL INTERMARKET INCOME TRUST I


Ms. Verville and Messrs. Lowry, Mayer and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund. Ms. Verville and Messrs. Lowry, Mayer and Stitzel will each serve for three years.

The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2006           2007           2008
----           ----           ----
Mr. Hacker     Mr. Neuhauser  Mr. Lowry
Ms. Kelly      Mr. Theobald   Mr. Mayer
Mr. Nelson     Mr. Woolworth  Mr. Stitzel
Mr. Simpson                   Ms. Verville

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


1.(D) COLONIAL CALIFORNIA INSURED MUNICIPAL FUND


Ms. Kelly and Mr. Simpson (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Ms. Kelly and Mr. Simpson will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2006           2007           2008
----           ----           ----
Mr. Lowry      Mr. Neuhauser  Ms. Kelly
Mr. Mayer      Mr. Theobald   Mr. Simpson
Mr. Nelson     Ms. Verville
Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Kelly and Mr. Simpson, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


1.(E) COLONIAL INSURED MUNICIPAL FUND


Ms. Kelly and Mr. Simpson (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of

Common Shares and Preferred Shares, voting together as a single class. Ms. Kelly and Mr. Simpson will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2006           2007           2008
----           ----           ----
Mr. Lowry      Mr. Neuhauser  Ms. Kelly
Mr. Mayer      Mr. Theobald   Mr. Simpson
Mr. Nelson     Ms. Verville
Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Kelly and Mr. Simpson, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


1.(F) COLONIAL NEW YORK INSURED MUNICIPAL FUND


Ms. Kelly and Mr. Simpson (who have both agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Ms. Kelly and Mr. Simpson will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2006               2007          2008
----               ----          ----
Mr. Lowry      Mr. Neuhauser  Ms. Kelly
Mr. Mayer      Mr. Theobald   Mr. Simpson
Mr. Nelson     Ms. Verville
Mr. Woolworth

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Kelly and Mr. Simpson, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


1.(G) COLONIAL MUNICIPAL INCOME TRUST



Ms. Verville and Mr. Mayer (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Ms. Verville and Mr. Mayer will each serve for three years or until a successor is elected. Messrs. Hacker and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.


The Board of Trustees (other than Messrs. Hacker and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

    2006           2007           2008
    ----           ----           ----
Ms. Kelly      Mr. Lowry      Mr. Mayer
Mr. Nelson     Mr. Neuhauser  Ms. Verville
Mr. Woolworth  Mr. Theobald
Mr. Simpson

Messrs. Hacker and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Ms. Verville and Mr. Mayer, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.


1.(H) COLONIAL INTERMEDIATE HIGH INCOME FUND


Messrs. Lowry, Mayer, Nelson and Woolworth (who have each agreed to serve) are proposed for election as Trustees of the Fund. Messrs Lowry, Mayer, Nelson and Woolworth will each serve for three years or until a successor is elected.

The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

    2006           2007          2008
    ----           ----          ----
Mr. Hacker     Mr. Simpson   Mr. Lowry
Ms. Kelly      Mr. Stitzel   Mr. Mayer
Mr. Neuhauser  Mr. Theobald  Mr. Nelson
               Ms. Verville  Mr. Woolworth

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee.

FOR INFORMATION REGARDING THE BOARD OF TRUSTEES AND EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

TRUSTEES' COMPENSATION

The members of each Fund's Board of Trustees also serve as Trustees on the boards for certain other registered investment companies advised by Columbia Management or its affiliates (the "Fund Complex"). As of December 31, 2004, the Fund Complex consisted of 127 open-end funds and 11 closed-end management investment company portfolios. Two-thirds of the Trustees' fees are allocated among the funds within the

Fund Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Fund Complex.

FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE TRUSTEES, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to a Fund's Board or an individual Trustee in writing, c/o the Secretary of the Funds, One Financial Center, Boston, MA 02111-2621. The Secretary may determine not to forward any letter to the Board or a Trustee that does not relate to the business of a Fund.

TRUSTEE SHARE OWNERSHIP

The table in Appendix C shows, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Trustee (i) in each of the Funds, and (ii) in all funds overseen by the Trustee in the Fund Complex.

TRUSTEES' MEETINGS AND COMMITTEES

The Board of Trustees of each Fund (the "Board") is responsible for the overall management and supervision of that Fund's affairs and for protecting the interests of the Fund's shareholders. For the fiscal year ended November 30, 2004, the Funds held 23 meetings (12 regular joint Board meetings and 11 special joint Board meetings). The Funds do not have a formal policy on Trustee attendance at the annual meetings of shareholders, but encourage such attendance. None of the Trustees attended the Funds' 2004 annual meetings.

The Board has created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held by the Board and each committee during the last fiscal year.

1. AUDIT COMMITTEE

Each Fund has an Audit Committee (the "Audit Committee") comprised of only "Independent Trustees" (as defined in the listing standards of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX")), who are also not "interested persons" (as defined in the Investment Company Act of 1940, as amended ("1940 Act")) of any Fund.

Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board has determined, in accordance with applicable regulations of the NYSE and AMEX, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise.

On February 10, 2004, the Audit Committee adopted a revised written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation. A copy of the revised Audit Committee Charter is attached as Appendix F. The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control systems and the work of the Funds' independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accountants, Columbia Management Group, Inc.'s internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of each Fund's financial statements, (2) each Fund's compliance with legal and regulatory requirements, (3) the independent registered public accountant's qualifications and independence, (4) the performance of the Adviser's internal audit function, and (5) the independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including the resolution of disagreements between management and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Funds.

AUDIT COMMITTEE REPORT

At a meeting of the Audit Committees on February 8, 2005, the Audit Committees:
(i) reviewed and discussed with management the Funds' audited financial statements for the most recently completed fiscal year and (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the Funds' independent registered public accountant, the matters required to be discussed by Statement on Auditing Standards No. 61 and other professional standards and regulatory requirements. At a meeting of the Audit Committees on February 8, 2005, the Audit Committees obtained from PwC a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between PwC and the Funds that might bear on PwC's independence and discussed with PwC any relationships that may impact its objectivity and independence and satisfied itself as to PwC's independence. Based on its review and discussion, the Audit Committee recommended to the Board that the audited financial statements for each Fund be included in that Fund's Annual Report to shareholders. The Funds' Audit Committee members are Ms. Verville and Messrs. Hacker, Stitzel and Woolworth.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PwC as independent registered public accountant for the Funds for the fiscal year ending November 30, 2005. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

2. GOVERNANCE COMMITTEE

Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of each Fund. The Funds have no nominating or compensation committee. The Governance Committee performs certain of the functions typically performed by those committees. Among other things, the Governance Committee recommends to the Board nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Trustees who are not affiliated with Columbia. On February 9, 2005, the Governance Committee adopted a written charter which sets forth the Governance Committee's structure, duties and powers, and methods of operation. A copy of the Governance Committee Charter is attached as Appendix G.

Three of the four Governance Committee members, Messrs. Lowry, Simpson and Theobald, who are "Independent Trustees" (as defined in the NYSE and AMEX listing standards) and are not "interested persons" (as defined in the 1940 Act) of any Fund ("Governance Committee Independent Trustees"), participate in the consideration, selection and nomination of Trustees. The Governance Committee Independent Trustees will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. Shareholders of a Fund who wish to nominate a candidate to a Fund's Board may send information regarding prospective candidates to the Governance Committee, in care of the relevant Fund, at One Financial Center, Boston, MA 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act and "independent" under NYSE and AMEX listing standards in relation to the Fund, and such other information as may be helpful to the Governance Committee Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees of a Fund is expected to be increased and anticipated vacancies. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee is not recruiting new Board members. In that case, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee Independent Trustees will evaluate whether a candidate is an "interested person" under the 1940 Act and "independent" under NYSE and AMEX listing standards. The Governance Committee Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Governance Committee Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee Independent Trustee by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee Independent Trustees would be arranged. If a Governance Committee Independent Trustee, based on the results of these contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee Independent Trustees for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of each Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Board.

4. COMPLIANCE COMMITTEE

Ms. Kelly and Verville, Messrs. Nelson and Simpson are members of the Compliance Committee of the Board of Trustees of the Funds. Prior to August 10, 2004, Ms. Kelly and Verville and Mr. Nelson were members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee supervises legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trusts' investment adviser, principal underwriter and transfer agent.

                                                        NUMBER OF
                                                        MEETINGS
                                                       FOR FISCAL
                                                       YEAR ENDED
                                                    NOVEMBER 30, 2004
                                                    -----------------
Board of Trustees                                          23
Audit Committee                                            11
Governance Committee                                        5
Advisory Fees & Expenses Committee                          7
Compliance Committee                                        4

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT ACCOUNTANT SERVICES

The Audit Committee is required to pre-approve the engagement of the Funds' independent registered public accountant to provide audit and non-audit services to each Fund and non-audit services to Columbia Management (not including any subadviser whose role is primarily portfolio management and is contracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with Columbia Management that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Funds' Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy ("Policy") for the pre-approval of audit and non-audit services provided to each Fund and non-audit services provided to Columbia Management and Columbia Affiliates, if the engagement relates directly to the operations or financial reporting of the Funds. The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Policy provides for the general pre-approval by the Audit Committee of certain: (i) audit services to the Funds; (ii) audit-related services to the Funds; (iii) tax services to the Funds; (iv) other services to the Funds; and
(v) Fund-related services to Columbia Affiliates. The Policy requires the Fund Treasurer and/or Director of Trustee Administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule(s) must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide projected fee caps for each instance of providing each service. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next year, and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each of the other regularly scheduled meetings of the Audit Committee.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The following table sets forth the aggregate fees billed by PwC for each Fund's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Funds' semi-annual financial statements, and, for all Funds other than CIITI and CIHIF, procedures relating to reports required by rating agencies; (iii) tax services and, primarily, reviews of Fund tax returns; and
(iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to the Funds in the fiscal year ended November 30, 2004 were pre-approved by the Audit Committee.

There were no amounts billed by PwC in the fiscal year ended November 30, 2004 for audit-related services, tax services or other services provided to Columbia or Columbia Affiliates for engagements that related directly to the operations or financial reporting of the Funds.

                                 AUDIT    AUDIT-RELATED    TAX     ALL OTHER
                                 FEES         FEES         FEES      FEES
                                -------   -------------   ------   ---------
CCAIMF                 2003     $23,610      $7,400       $3,371      $0
                       2004     $22,060      $7,100       $3,410      $0
CHIMT                  2003     $28,460      $7,400       $3,071      $0
                       2004     $26,670      $7,100       $3,110      $0
CIMF                   2003     $23,610      $7,400       $3,371      $0
                       2004     $22,060      $7,100       $3,410      $0
CIITI                  2003     $30,220      $4,000       $2,500      $0
                       2004     $28,350      $3,700       $2,610      $0
CIHIF*                 2004-A   $17,485      $   --       $2,600      $0
                       2004     $32,860      $3,700       $2,710      $0
CIGMT                  2003     $24,490      $7,400       $3,071      $0
                       2004     $22,900      $7,100       $3,110      $0
CMIT                   2003     $28,460      $7,400       $3,071      $0
                       2004     $26,670      $7,100       $3,110      $0
CNYIMF                 2003     $23,610      $7,400       $3,371      $0
                       2004     $22,060      $7,100       $5,010      $0

---------------

* CIHIF recently changed its fiscal year. Accordingly, the 2004-A fiscal year was only one month long.

The aggregate amount of fees paid for non-audit services billed to the Funds, Columbia and Columbia Affiliates was $76,826 in the fiscal year ended November 30, 2003 and $76,840 for the fiscal year ended November 30, 2004.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

MANAGEMENT

Columbia Management, located at One Financial Center, Boston, MA 02111, is the Funds' investment adviser. Columbia Management, a registered investment adviser, has been an investment adviser since 1969. Columbia Funds Distributor ("CFD"), is located at One Financial Center, Boston, MA 02111, is the Funds' distributor. Columbia Management and CFD are wholly owned subsidiaries of Columbia Management Group, Inc., ("CMG"), which is a wholly owned subsidiary of Bank of America Corporation. Prior to April 1, 2004, CMG was an indirect wholly owned subsidiary of Fleet Boston Financial Corporation. Effective April 1, 2004, Fleet Boston Financial Corporation was acquired by Bank of America Corporation. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

LEGAL PROCEEDINGS

On March 15, 2004, Columbia Management and CFD entered into agreements in principle with the staff of the SEC and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of frequent trading and market timing in certain Columbia mutual funds.

On February 9, 2005, Columbia Management entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Under the terms of the SEC Order, Columbia has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review Columbia Management's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant. The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and Bank of America Capital Management Distributors, LLC, to reduce Columbia Funds, Nations Funds and other mutual funds management fees (not including the Funds) collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the NYAG Settlement is available as part of Bank of America Corporation Form 8-K filing files February 10, 2005.


Since February 2004, Columbia, Columbia Management, CFD and other Columbia-affiliated entities have been named as defendants in eleven civil lawsuits filed in New York and Massachusetts that have been transferred and consolidated for pretrial proceedings in the United States District Court for the District of Maryland in the Special Multi-District Litigation proceeding (Index No. 04-MO-15863) created for actions involving market timing issues against mutual fund complexes. The lawsuits were commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of funds in the Fund Complex during specified periods or as derivative actions on behalf of funds in the Fund Complex. The lawsuits allege, among other things, that the defendants allowed the market timing and late trading of funds in the Fund Complex. The plaintiffs seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and the removal of the Trustees of the Funds named in the complaint and replacing them with independent trustees. The consolidated amended fund derivative complaint against Columbia-affiliated defendants was filed on September 29, 2004 in the United States District Court for the District of Maryland and names the open-end Columbia Funds, collectively, as nominal defendants. Each person serving as a Trustee of the Funds is named as a defendant in certain cases(1) in the consolidated amended fund derivative complaint in each person's capacity as a trustee of the open-end Columbia Funds.


------------------------------

(1) Armetta v. FleetBoston Financial Corporation, et al. (D. Mass. Mar. 19,
    2004); Beardsley, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Mar. 18, 2004).

On March 2, 2005, four civil revenue sharing lawsuits, all filed in the District Court for the District of Massachusetts during August and September of 2004 were consolidated into a single action in the United States District Court for Massachusetts (In re Columbia Entities Litigation, Civil Action No. 04-11704-REK). The complaints allege, among other things, that various mutual funds advised by Columbia Management, Columbia Wanger Asset Management, L.P. and their affiliates inappropriately used fund assets to pay brokers to promote the funds by directing fund brokerage transactions to such brokers without fully disclosing such arrangements to shareholders, and charged excessive 12b-1 fees. The plaintiffs seek, among other things, compensatory damages, punitive damages, rescission of contracts and restitution. The complaints in the four actions name Columbia, Columbia Management, CFD and, in one case(2), certain persons serving as Trustees of the Funds in each person's capacity as a Trustee of the open-end Columbia Funds as defendants and several Columbia Funds as nominal defendants. None of the Funds are named as defendants or nominal defendants in any of the four revenue sharing actions.


OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the election of Trustees. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

All shareholders of record at the close of business on March 10, 2005, are entitled to one vote for each share held on that date and holders of Common Shares are entitled to fractional votes for any fractional shares held on that date. The table in Appendix D lists for each Fund the total number of shares outstanding as of the close of business on March 10, 2005, for each class of a Fund's shares entitled to vote at the Meeting.

The table in Appendix E lists the holders of more than five percent of any class of shares of each Fund as of the close of business on March 10, 2005, based on filings made by such holders pursuant to Sections 13(d) and

------------------------------

(2) Slicker, et al. v. FleetBoston Financial Corporation, et al., (D. Mass. Aug. 11, 2004).

16(a) of the Securities Exchange Act of 1934, as amended. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund's outstanding shares as of March 10, 2005.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the nominees for election as Trustees.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person.


Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). For each of CCAIMF, CIMF, CNYIMF and CMIT, 30% of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund. For each of CHIMT, CIGMT, CIHIF and CIITI, a majority of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.


The election of Trustees is by a plurality of votes cast at the Meeting. Only shareholders of record on March 10, 2005, may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to the election of Trustees, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

Under the proxy rules of the SEC, shareholder proposals that meet tests contained in those rules may, under certain conditions, be included in a Fund's proxy materials for an annual shareholders' meeting. Under the proxy rules, proposals submitted for inclusion in the proxy materials for the 2006 Annual Meeting must be received by the relevant Fund on or before December 23, 2005. The fact that a Fund receives a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to make a proposal at the 2006 Annual Meeting that will not be included in the Funds' proxy materials must notify the relevant Fund on or before March 8, 2006. If a shareholder who wishes to submit a proposal fails to timely notify the relevant Fund, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

You may submit shareholder proposals c/o the Secretary of the Funds, One Financial Center, Boston, Massachusetts 02111-2621.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Funds' Trustees and officers, persons who own more than ten percent of a Fund's outstanding shares and certain officers and directors of the Fund's adviser (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16 (a) forms that they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds, and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

OTHER INFORMATION

EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA AT ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-800-426-3750.

APPENDIX A -- TRUSTEE AND OFFICER INFORMATION


The names and ages of the Trustees and executive officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships that each Trustee holds are shown below. The address of each Trustee and officer is One Financial Center, Boston, MA 02111-2621, unless otherwise indicated.


TRUSTEES

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                        YEAR FIRST ELECTED                                      COMPLEX
                           POSITION      OR APPOINTED TO        PRINCIPAL OCCUPATION(S)        OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS        OFFICE(1)            DURING PAST FIVE YEARS       BY TRUSTEE
------------------------  -----------   ------------------   ------------------------------  -------------
DISINTERESTED TRUSTEES
Douglas A. Hacker         Trustee       CHIMT -- 2000        Executive Vice                       104
(10/23/55)                              CIGMT -- 2000        President-Strategy of United
                                        CIITI -- 2000        Airlines (airline) since
                                        CCAIMF -- 2000       December, 2002 (formerly
                                        CIMF -- 2000         President of UAL Loyalty
                                        CNYIMF -- 2000       Services (airline) from
                                        CMIT -- 2000         September, 2001 to December,
                                        CIHIF -- 2000        2002; Executive Vice President
                                                             and Chief Financial Officer of
                                                             United Airlines from July,
                                                             1999 to September, 2001;
                                                             Senior Vice President -
                                                             Finance from March, 1993 to
                                                             July, 1999).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                      None
(10/23/55)

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                        YEAR FIRST ELECTED                                      COMPLEX
                           POSITION      OR APPOINTED TO        PRINCIPAL OCCUPATION(S)        OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS        OFFICE(1)            DURING PAST FIVE YEARS       BY TRUSTEE
------------------------  -----------   ------------------   ------------------------------  -------------
Janet Langford Kelly      Trustee       CHIMT -- 2000        Partner, Zelle, Hofmann,             104
(11/27/57)                              CIGMT -- 2000        Voelbel, Mason & Gette LLP
                                        CIITI -- 2000        (law firm); Adjunct Professor
                                        CCAIMF -- 2000       of Law, Northwestern
                                        CIMF -- 2000         University, since September,
                                        CNYIMF -- 2000       2004; (formerly Chief
                                        CMIT -- 2000         Administration Officer and
                                        CIHIF -- 2000        Senior Vice President, Kmart
                                                             Holding Corporation (consumer
                                                             goods), from September, 2003
                                                             to March, 2004; Executive Vice
                                                             President-Corporate
                                                             Development and
                                                             Administration, General
                                                             Counsel and Secretary, Kellogg
                                                             Company (food manufacturer),
                                                             from September, 1999 to
                                                             August, 2003; Senior Vice
                                                             President, Secretary and
                                                             General Counsel, Sara Lee
                                                             Corporation (branded,
                                                             packaged, consumer-products
                                                             manufacturer) from January,
                                                             1995 to September, 1999).
Richard W. Lowry(2)       Trustee       CHIMT -- 1995        Private Investor since August,       106
(04/22/36)                              CIGMT -- 1995        1987 (formerly Chairman and
                                        CIITI -- 1995        Chief Executive Officer, U.S.
                                        CCAIMF -- 1999       Plywood Corporation (building
                                        CIMF -- 1999         products manufacturer))
                                        CNYIMF -- 1999
                                        CMIT -- 1995
                                        CIHIF -- 1995


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Janet Langford Kelly                   None
(11/27/57)
Richard W. Lowry(2)                    None
(04/22/36)

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                        YEAR FIRST ELECTED                                      COMPLEX
                           POSITION      OR APPOINTED TO        PRINCIPAL OCCUPATION(S)        OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS        OFFICE(1)            DURING PAST FIVE YEARS       BY TRUSTEE
------------------------  -----------   ------------------   ------------------------------  -------------
Charles R. Nelson         Trustee       CHIMT -- 2000        Professor of Economics,              104
(08/21/42)                              CIGMT -- 2000        University of Washington,
                                        CIITI -- 2000        since January, 1976; Ford and
                                        CCAIMF -- 2000       Louisa Van Voorhis Professor
                                        CIMF -- 2000         of Political Economy,
                                        CNYIMF -- 2000       University of Washington,
                                        CMIT -- 2000         since September, 1993;
                                        CIHIF -- 2000        (formerly Director, Institute
                                                             for Economic Research,
                                                             University of Washington, from
                                                             September, 2001 to June, 2003;
                                                             Adjunct Professor of
                                                             Statistics, University of
                                                             Washington, since September,
                                                             1980; Associate Editor,
                                                             Journal of Money Credit and
                                                             Banking, since September,
                                                             1993; consultant on
                                                             econometric and statistical
                                                             matters).
John J. Neuhauser(2)      Trustee       CHIMT -- 1985        Academic Vice President and          106
(04/07/43)                              CIGMT -- 1985        Dean of Faculties since
                                        CIITI -- 1989        August, 1999, Boston College
                                        CCAIMF -- 1999       (formerly Dean, Boston College
                                        CIMF -- 1999         School of Management from
                                        CNYIMF -- 1999       September, 1977 to August,
                                        CMIT -- 1985         1999).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Charles R. Nelson                      None
(08/21/42)
John J. Neuhauser(2)          Saucony, Inc. (athletic
(04/07/43)                           footwear)

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                        YEAR FIRST ELECTED                                      COMPLEX
                           POSITION      OR APPOINTED TO        PRINCIPAL OCCUPATION(S)        OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS        OFFICE(1)            DURING PAST FIVE YEARS       BY TRUSTEE
------------------------  -----------   ------------------   ------------------------------  -------------
Patrick J. Simpson        Trustee       CIHIF -- 1985        Partner, Perkins Coie, LLP           104
(04/26/44)                              CHIMT -- 2003        (law firm)
                                        CIGMT -- 2003
                                        CIITI -- 2003
                                        CCAIMF -- 2003
                                        CIMF -- 2003
                                        CNYIMF -- 2003
                                        CMIT -- 2003
                                        CIHIF -- 2003
Thomas E. Stitzel         Trustee       CHIMT -- 1998        Business Consultant since 1999       104
(03/01/36)                              CIGMT -- 1998        (formerly Professor of Finance
                                        CIITI -- 1998        from 1975 to 1999; College of
                                        CCAIMF -- 1999       Business, Boise State
                                        CIMF -- 1999         University); Chartered
                                        CNYIMF -- 1999       Financial Analyst.
                                        CMIT -- 1998
                                        CIHIF -- 1998
Thomas C. Theobald(3)     Trustee       CHIMT -- 2000        Partner and Senior Advisor,          104
(05/05/37)                              CIGMT -- 2000        Chicago Growth Partners
                                        CIITI -- 2000        (private equity investing)
                                        CCAIMF -- 2000       since September, 2004;
                                        CIMF -- 2000         (formerly Managing Director,
                                        CNYIMF -- 2000       William Blair Capital Partners
                                        CMIT -- 2000         (private equity investing)
                                        CIHIF -- 2000        from September, 1994 to
                                                             September, 2004).


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Patrick J. Simpson                     None
(04/26/44)
Thomas E. Stitzel                      None
(03/01/36)
Thomas C. Theobald(3)     Anixter International (network
(05/05/37)                support equipment distributor);
                             Ventas Inc. (real estate
                           investment trust); Jones Lang
                          LaSalle (real estate management
                           services) and Ambac Financial
                            Group (financial guarantee
                                    insurance)

                                                                                               NUMBER OF
                                                                                             PORTFOLIOS IN
                                                                                                 FUND
                                        YEAR FIRST ELECTED                                      COMPLEX
                           POSITION      OR APPOINTED TO        PRINCIPAL OCCUPATION(S)        OVERSEEN
  NAME/AGE AND ADDRESS    WITH FUNDS        OFFICE(1)            DURING PAST FIVE YEARS       BY TRUSTEE
------------------------  -----------   ------------------   ------------------------------  -------------
Anne-Lee Verville         Trustee       CHIMT -- 1998        Retired since 1997 (formerly         104
(06/09/45)                              CIGMT -- 1998        General Manager, Global
                                        CIITI -- 1998        Education Industry, IBM
                                        CCAIMF -- 1999       Corporation (computers and
                                        CIMF -- 1999         technology)) from 1994 to
                                        CNYIMF -- 1999       1997.
                                        CMIT -- 1998
                                        CIHIF -- 1998
Richard L. Woolworth      Trustee       CHIMT -- 2003        Retired since December, 2003         104
(05/10/41)                              CIGMT -- 2003        (formerly Chairman and Chief
                                        CIITI -- 2003        Executive Officer, The Regence
                                        CCAIMF -- 2003       Group (regional health
                                        CIMF -- 2003         insurer); Chairman and Chief
                                        CNYIMF -- 2003       Executive Officer, Blue Cross
                                        CMIT -- 2003         Blue Shield of Oregon;
                                        CIHIF -- 2003        Certified Public Accountant,
                                                             Arthur Young & Company).
INTERESTED TRUSTEES
William E. Mayer(2)(4)    Trustee       CHIMT -- 1994        Partner, Park Avenue Equity          106
(05/07/40)                              CIGMT -- 1994        Partners (private equity)
                                        CIITI -- 1994        since February, 1999 (formerly
                                        CCAIMF -- 1999       Partner, Development Capital
                                        CIMF -- 1999         LLC from November, 1996 to
                                        CNYIMF -- 1999       February, 1999).
                                        CMIT -- 1994
                                        CIHIF -- 1994


  NAME/AGE AND ADDRESS       OTHER DIRECTORSHIPS HELD
------------------------  -------------------------------
Anne-Lee Verville            Chairman of the Board of
(06/09/45)                 Directors, Enesco Group, Inc.
                              (designer, importer and
                            distributor of giftware and
                                  collectibles).
Richard L. Woolworth       NorthWest Natural (a natural
(05/10/41)                    gas service provider).
INTERESTED TRUSTEES
William E. Mayer(2)(4)    Lee Enterprises (print media);
(05/07/40)                 WR Hambrecht + Co. (financial
                          service provider); First Health
                           (healthcare); Readers Digest
                              (publisher); OPENFIELD
                            Solutions (retail industry
                               technology provider).

(1) In December, 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups consisting of 88 investment companies (collectively, the "Liberty Board"). On October 8, 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds, consisting of 15 investment companies (the "Columbia Board"), and of the CMG Fund Trust consisting of 15 publicly offered investment companies (the "CMG Funds Board"). Simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were elected to serve as trustees of the Liberty Board and as trustees of each of the Funds. Also on October 8, 2003, each of the Funds' incumbent trustees were elected as directors of the 15 Columbia Funds and as trustees of the 15 publicly offered Funds in the CMG Fund Trust.



(2) Messrs. Lowry, Neuhauser and Mayer each also serve as a director/trustee of the All-Star Funds, currently consisting of 2 investment companies, which are advised by an affiliate of the Adviser.


(3) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

(4) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) of the Fund by reason of his affiliation with WR Hambrecht + Co.

OFFICERS



                                          YEAR FIRST ELECTED
NAME/AGE AND              POSITION WITH    OR APPOINTED TO
ADDRESS                       FUNDS             OFFICE                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  -------------   ------------------   ------------------------------------------------------------
Christopher L. Wilson     Head of         CHIMT -- 2004        Head of Mutual Funds since August, 2004 and Senior Vice
(Age 47)                  Mutual Funds    CIGMT -- 2004        President of the Advisor since January, 2005; President of
                          since August    CIITI -- 2004        the Columbia Funds, Liberty Funds and Stein Roe Funds since
                          2004;           CCAIMF -- 2004       October, 2004; President and Chief Executive Officer of the
                          President of    CIMF -- 2004         Nations Funds since January, 2005; Senior Vice President of
                          the Columbia    CNYIMF -- 2004       BACAP Distributors LLC since January, 2005; Director of FIM
                          Funds since     CMIT -- 2004         Funding, Inc. since January, 2005; Senior Vice President of
                          October 2004    CIHIF -- 2004        Columbia Funds Distributor, Inc. since January, 2005;
                                                               Director of Columbia Funds Services, Inc. since January,
                                                               2005 (formerly President and Chief Executive Officer, CDC
                                                               IXIS Asset Management Services, Inc. from September, 1998 to
                                                               August, 2004).
J. Kevin Connaughton      Treasurer       CHIMT -- 2000        Treasurer of the Columbia Funds since October, 2003 and of
(Age 40)                                  CIGMT -- 2000        the Liberty Funds, Stein Roe Funds and All-Star Funds since
                                          CIITI -- 2000        December, 2000; Vice President of the Advisor since April,
                                          CCAIMF -- 2000       2003 (formerly President of the Columbia Funds, Liberty
                                          CIMF -- 2000         Funds and Stein Roe Funds from February, 2004 to October,
                                          CNYIMF -- 2000       2004; Chief Accounting Officer and Controller of the Liberty
                                          CMIT -- 2000         Funds and All-Star Funds from February, 1998 to October,
                                          CIHIF -- 2000        2000); Treasurer of the Galaxy Funds since September, 2002
                                                               (formerly Treasurer from December, 2002 to December, 2004
                                                               and President from February, 2004 to December, 2004 of the
                                                               Columbia Management Multi-Strategy Hedge Fund, LLC; Vice
                                                               President of Colonial Management Associates, Inc. from
                                                               February, 1998 to October, 2000).
Mary Joan Hoene           Senior Vice     CHIMT -- 2004        Senior Vice President and Chief Compliance Officer of the
(Age 54)                  President and   CIGMT -- 2004        Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star
40 West 57th Street       Chief           CIITI -- 2004        Funds since August, 2004 (formerly Partner, Carter, Ledyard
New York, NY 10019        Compliance      CCAIMF -- 2004       & Milburn LLP from January, 2001 to August, 2004; Counsel,
                          Officer since   CIMF -- 2004         Carter, Ledyard & Milburn LLP from November, 1999 to
                          2004            CNYIMF -- 2004       December, 2000; Vice President and Counsel, Equitable Life
                                          CMIT -- 2004         Assurance Society of the United States from April, 1998 to
                                          CIHIF -- 2004        November, 1999.

                                          YEAR FIRST ELECTED
NAME/AGE AND              POSITION WITH    OR APPOINTED TO
ADDRESS                       FUNDS             OFFICE                PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
------------------------  -------------   ------------------   ------------------------------------------------------------
Michael G. Clarke         Chief           CHIMT -- 2002        Chief Accounting Officer of the Columbia Funds, Liberty
(Age 35)                  Accounting      CIGMT -- 2002        Funds, Stein Roe Funds and All-Star Funds since October,
                          Officer since   CIITI -- 2002        2004 (formerly Controller of the Columbia Funds, Liberty
                          October 2004    CCAIMF -- 2002       Funds, the Stein Roe Funds and the All-Star Funds from
                                          CIMF -- 2002         October, 2004 to October, 2004 (formerly Controller of the
                                          CNYIMF -- 2002       Columbia Funds, Liberty Funds, Stein Roe Funds and the
                                          CMIT -- 2002         All-Star Funds from May, 2004 to October, 2004); Assistant
                                          CIHIF -- 2002        treasurer from June, 2002 to May, 2004; Vice President,
                                                               Product Strategy & Development of the Liberty Funds Group
                                                               from February, 2001 to June, 2002; Assistant Treasurer of
                                                               the Liberty Funds Group from February, 2001 to June, 2002;
                                                               Assistant Treasurer of the Liberty Funds, Stein Roe Funds
                                                               and the All-Star Funds from August, 1999 to February, 2001;
                                                               Audit Manager, Deloitte & Touche LLP from May, 1997 to
                                                               August, 1999.
Jeffrey R. Coleman        Controller      CHIMT -- 2004        Controller of the Columbia Funds, Liberty Funds, Stein Roe
(Age 35)                  since October   CIGMT -- 2004        Funds and the All- Star Funds since October, 2004 (formerly
                          2004            CIITI -- 2004        Vice President of CDC IXIS Asset Management Services, Inc.
                                          CCAIMF -- 2004       and Deputy Treasurer of the CDC Nvest Funds and Loomis
                                          CIMF -- 2004         Sayles Funds from February, 2003 to September, 2004;
                                          CNYIMF -- 2004       Assistant Vice President of CDC IXIS Asset Management
                                          CMIT -- 2004         Services, Inc. and Assistant Treasurer of the CDC Nvest
                                          CIHIF -- 2004        Funds from August, 2000 to February, 2003; Tax Manager of
                                                               PFPC, Inc. from November, 1996 to August, 2000).
R. Scott Henderson        Secretary       CHIMT -- 2004        Secretary of the Columbia Funds, Liberty Funds and the Stein
(Age 45)                  since           CIGMT -- 2004        Roe Funds since December, 2004 (formerly Of Counsel Bingham
                          December 2004   CIITI -- 2004        McCutchen from April 2001 to September 2004; Executive
                                          CCAIMF -- 2004       Director and General Counsel, Massachusetts Pension Reserves
                                          CIMF -- 2004         Investment Management Board from September, 1997 to March,
                                          CNYIMF -- 2004       2001).
                                          CMIT -- 2004
                                          CIHIF -- 2004

APPENDIX B.1 -- TRUSTEES' COMPENSATION

For the calendar year ended December 31, 2004, the Trustees received the following compensation for serving as Trustees:


                                                    TOTAL COMPENSATION FROM THE
                                                     FUND COMPLEX PAID TO THE
                          PENSION OR RETIREMENT          TRUSTEES FOR THE
                         BENEFITS ACCRUED AS PART       CALENDAR YEAR ENDED
DISINTERESTED TRUSTEES     OF FUND EXPENSES(1)           DECEMBER 31, 2004
----------------------   ------------------------   ---------------------------
Douglas A. Hacker                  N/A                       $135,000
Janet Langford Kelly               N/A                       $148,500
Richard W. Lowry                   N/A                       $150,700
Charles R. Nelson                  N/A                       $141,500
John J. Neuhauser                  N/A                       $158,284
Patrick J. Simpson(2)              N/A                       $129,000
Thomas E. Stitzel                  N/A                       $149,000
Thomas C. Theobald(2)              N/A                       $172,500
Anne-Lee Verville(2)               N/A                       $157,000
Richard L. Woolworth               N/A                       $131,000
INTERESTED TRUSTEE
-----------------------
William E. Mayer                   N/A                       $166,700


(1) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(2) During the calendar year ended December 31, 2004, Mr. Simpson deferred $129,000 of his total compensation pursuant to the deferred compensation plan, Mr. Theobald deferred $90,000 of his total compensation pursuant to the deferred compensation plan and Ms. Verville deferred $55,000 of her total compensation pursuant to the deferred compensation plan.

APPENDIX B.2 -- TRUSTEES' COMPENSATION

For the fiscal year ended November 30, 2004, the Trustees received from each Fund the following compensation for serving as Trustees:

                            AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE        AGGREGATE
                           COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION     COMPENSATION
                            FROM CHIMT       FROM CIGMT       FROM CIITI      FROM CCAIMF       FROM CIMF       FROM CNYIMF
                          FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL   FOR THE FISCAL
                            YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
DISINTERESTED TRUSTEE        11/30/04         11/30/04         11/30/04         11/30/04         11/30/04         11/30/04
---------------------     --------------   --------------   --------------   --------------   --------------   --------------
Douglas A. Hacker             $1,606            $755             $657             $511             $595             $601
Janet Langford Kelly           1,797             806              698              546              636              635
Richard W. Lowry               1,550             711              624              482              562              577
Charles R. Nelson              1,764             792              690              537              625              632
John J. Neuhauser              1,647             753              660              511              595              609
Patrick J. Simpson(a)          1,594             727              640              493              575              593
Thomas E. Stitzel              1,813             813              719              552              644              670
Thomas C. Theobald(b)          1,988             977              829              660              764              736
Anne-Lee Verville(c)           1,934             886              775              601              700              713
Richard L. Woolworth           1,568             720              644              489              573              608
INTERESTED TRUSTEE
------------------------
William E. Mayer               1,763             804              703              545              635              647

                            AGGREGATE        AGGREGATE
                           COMPENSATION     COMPENSATION
                            FROM CMIT        FROM CIHIF
                          FOR THE FISCAL   FOR THE FISCAL
                            YEAR ENDED       YEAR ENDED
DISINTERESTED TRUSTEE        11/30/04         11/30/04
---------------------     --------------   --------------
Douglas A. Hacker             $1,385            $537
Janet Langford Kelly           1,454             574
Richard W. Lowry               1,343             507
Charles R. Nelson              1,457             564
John J. Neuhauser              1,412             537
Patrick J. Simpson(a)          1,382             519
Thomas E. Stitzel              1,570             581
Thomas C. Theobald(b)          1,652             691
Anne-Lee Verville(c)           1,654             631
Richard L. Woolworth           1,442             515
INTERESTED TRUSTEE
------------------------
William E. Mayer               1,500             573


(a) During the fiscal year ended November 30, 2004, Mr. Simpson deferred $1,594 from CHIMT, $727 from CIGMT, $493 from CCAIMF $575 from CIMF, $593 from CNYIMF, $1,382 from CMIT and $519 from CIHIF.

(b) During the fiscal year ended November 30, 2004, Mr. Theobald deferred $908 from CHIMT, $545 from CIGMT, $364 from CCAIMF $413 from CIMF, $326 from CNYIMF, $632 from CMIT and $377 from CIHIF.

(c) During the fiscal year ended November 30, 2004, Ms. Verville deferred $555 from CHIMT, $333 from CIGMT, $256 from CIITI $223 from CCAIMF $253 from CIMF, $199 from CNYIMF, $386 from CMIT and $230 from CIHIF.

APPENDIX C -- TRUSTEE SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2004 (i) in each of the Funds, and (ii) in all Funds overseen by the Trustees in the Fund Complex.

                        DOLLAR RANGE   DOLLAR RANGE   DOLLAR RANGE   DOLLAR RANGE   DOLLAR RANGE   DOLLAR RANGE   DOLLAR RANGE
                         OF EQUITY      OF EQUITY      OF EQUITY      OF EQUITY      OF EQUITY      OF EQUITY      OF EQUITY
                         SECURITIES     SECURITIES     SECURITIES     SECURITIES     SECURITIES     SECURITIES     SECURITIES
                        OWNED IN THE   OWNED IN THE   OWNED IN THE   OWNED IN THE   OWNED IN THE   OWNED IN THE   OWNED IN THE
                           CCAIMF         CHIMT           CIMF          CIITI          CIHIF          CIGMT           CMIT
                        ------------   ------------   ------------   ------------   ------------   ------------   ------------
DISINTERESTED TRUSTEES
Douglas A. Hacker.....       $0             $0             $0             $0             $0             $0             $0
Janet Langford
  Kelly...............       $0             $0             $0             $0             $0             $0             $0
Richard W. Lowry(a)...       $0             $0             $0             $0             $0             $0             $0
Charles R. Nelson.....       $0             $0             $0             $0             $0             $0             $0
John J.
  Neuhauser(a)........       $0             $0             $0             $0             $0             $0             $0
Patrick J. Simpson....       $0             $0             $0             $0             $0             $0             $0
Thomas E. Stitzel.....       $0             $0             $0             $0             $0             $0             $0
Thomas C. Theobald....       $0             $0             $0             $0             $0             $0             $0
Anne-Lee
  Verville(b).........       $0             $0             $0             $0             $0             $0             $0
Richard L.
  Woolworth...........       $0             $0             $0             $0             $0             $0             $0
INTERESTED TRUSTEES
William E. Mayer(a)...       $0             $0             $0             $0             $0             $0             $0

                        DOLLAR RANGE   AGGREGATE DOLLAR RANGE
                         OF EQUITY     OF EQUITY SECURITIES IN
                         SECURITIES     ALL FUNDS OVERSEEN BY
                        OWNED IN THE         TRUSTEE IN
                           CNYIMF           FUND COMPLEX
                        ------------   -----------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker.....       $0            Over $100,000
Janet Langford
  Kelly...............       $0            Over $100,000
Richard W. Lowry(a)...       $0            Over $100,000
Charles R. Nelson.....       $0            Over $100,000
John J.
  Neuhauser(a)........       $0            Over $100,000
Patrick J. Simpson....       $0            Over $100,000
Thomas E. Stitzel.....       $0            Over $100,000
Thomas C. Theobald....       $0            Over $100,000
Anne-Lee
  Verville(b).........       $0            Over $100,000
Richard L.
  Woolworth...........       $0            Over $100,000
INTERESTED TRUSTEES
William E. Mayer(a)...       $0           $50,001-5100,000


(a) Messrs. Lowry, Mayer and Neuhauser also serves as Trustees/Directors of the All-Star Funds.

(b) Ms. Verville's share ownership is held in her deferred compensation plan.

TRUSTEE POSITIONS

As of December 31, 2004, no disinterested Trustee or any of his or her immediate family members owned beneficially or of record any class of securities of Columbia Management Advisers, Inc., another investment adviser, sub-adviser or portfolio manager of any of the Funds in the Fund Complex, or any person controlling, controlled by or under common control with any such entity.

APPENDIX D -- SHARES OUTSTANDING AND ENTITLED TO VOTE

As of the close of business on March 10, 2005, the Funds had outstanding and entitled to vote at the Meeting the following shares of beneficial interest:

FUND                                COMMON SHARES    PREFERRED SHARES
----                               ---------------   ----------------
CCAIMF                              2,780,771.1183          978
CHIMT                              31,169,025.0000        4,800
CIMF                                4,252,858.6670        1,492
CIITI                               11,009,000.000          N/A
CIHIF                              21,003,495.6760          N/A
CIGMT                               11,509,000.000        2,400
CMIT                               27,741,654.2289        3,600
CNYIMF                              1,613,723.6670          564

APPENDIX E -- OWNERSHIP OF SHARES

As of the close of business on March 10, 2005, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of each of the following Funds:


                                           # OF      % OF CLASS
        CLASS OF    NAME AND ADDRESS      SHARES     OF SHARES
FUND     SHARES   OF BENEFICIAL OWNER     OWNED        OWNED
----    --------  --------------------  ----------   ----------
CCAIMF  Common    CEDE & CO Depository   2,698,668    97.05%
                  Trust Company
                  55 Water St. 25th
                  Floor
                  New York, NY 10004
CHIMT   Common    CEDE & CO Depository  27,960,005    89.70%
                  Trust Company
                  55 Water St. 25th
                  Floor
                  New York, NY 10004
CIMF    Common    CEDE & CO Depository   4,168,041    98.00%
                  Trust Company
                  55 Water St. 25th
                  Floor
                  New York, NY 10004
CIITI   N/A       CEDE & CO Depository   9,949,149    90.37%
                  Trust Company
                  55 Water St. 25th
                  Floor
                  New York, NY 10004
CIHIF   N/A       CEDE & CO Depository  19,469,764    92.70%
                  Trust Company
                  55 Water St. 25th
                  Floor
                  New York, NY 10004
CIGMT   Common    CEDE & CO Depository  10,240,563    89.98%
                  Trust Company
                  55 Water St. 25th
                  Floor
                  New York, NY 10004
CMIT    Common    CEDE & CO Depository  23,791,591    85.76%
                  Trust Company
                  55 Water St. 25th
                  Floor
                  New York, NY 10004
CNYIMF  Common    CEDE & CO Depository   1,588,841    98.46%
                  Trust Company
                  55 Water St. 25th
                  Floor
                  New York, NY 10004

APPENDIX F -- AUDIT COMMITTEE CHARTER

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                        COLONIAL INSURED MUNICIPAL FUND
                      COLONIAL INTERMARKET INCOME TRUST I
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                        COLONIAL MUNICIPAL INCOME TRUST
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

                            AUDIT COMMITTEE CHARTER
                          adopted on February 10, 2004


I.   PURPOSE


     This Charter has been adopted by the Audit Committee of the Board of Directors/Trustees (the "Board") of each investment company in the Columbia Family of Fund Complex. The portfolio(s) of any such investment company are referred to as the "Fund(s)." The primary function of the Audit Committee is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

     The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control system, and the work of the Funds' registered public accountant. The Audit Committee also serves to provide an open avenue of communication among the registered public accountant, the internal accounting staff of the Funds' investment adviser (the "Adviser") and the Board.

     - Management has the primary responsibility to establish and maintain systems for accounting, reporting and internal controls, which functions may be delegated to an accounting service agent, provided management provides adequate oversight.

     - The registered public accountant has the primary responsibility to plan and implement proper audits, with proper consideration given to internal controls, of the Funds' accounting and reporting practices.

     The Audit Committee shall assist Board oversight of (1) the integrity of the Funds' financial statements, (2) the Funds' compliance with legal and regulatory requirements, (3) the registered public accountant' qualifications and independence, and (4) the performance of the Adviser's internal audit function and registered public accountant. The Audit Committee may have additional functions and responsibility as deemed appropriate by the Board and the Audit Committee.

     Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits nor to determine that the Funds' financial statements are complete or accurate or have been prepared in accordance with generally accepted accounting principles. That is the responsibility of management and the independent registered public accountant. Nor is it the duty of the Audit Committee to conduct investigations or to assure compliance with laws, regulations or any code of ethics approved or adopted by the Board.


II.  COMPOSITION



     The Audit Committee shall be comprised of three or more independent Board members. For purposes of this Charter, a Board member shall be deemed to be independent if he or she (1) is not an "interested person" of the Funds, as that term is defined in the Investment Company Act of 1940, (2) has not accepted, directly or indirectly, any consulting, advisory or other compensatory fee from the Funds except for services as a Board member, (3) is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee, and (4) in the case of a Fund whose shares are listed on the New York Stock Exchange, Inc. (the "NYSE") or another stock exchange, meets the independence requirements set forth in NYSE Rule 303.01
     (B) (3) or the applicable rule of such exchange.


     Each member of the Audit Committee shall be financially literate, or shall become so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member shall have accounting or related financial management expertise.

     The members of the Audit Committee shall be appointed by the Board and shall serve at the pleasure of the Board. Unless a Chair is appointed by the Board, the members of the Audit Committee may designate a Chair by majority vote.


III. MEETINGS



     The Audit Committee shall meet as frequently and at such times as circumstances dictate. Special meetings (including telephonic meetings) may be called by the Chair or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.


IV. RESPONSIBILITIES AND DUTIES


     To fulfill its responsibilities and duties, the Audit Committee shall:

     A. CHARTER. Review this Charter annually and recommend any proposed changes to the Board.

     B.  INTERNAL CONTROLS.

        1. Review annually with management and the independent registered public accountant their separate evaluations of the adequacy and effectiveness of the Funds' system of internal controls.

        2. Review with management and the independent registered public accountant:

                a. any significant audit findings related to the Funds' systems for accounting, reporting and internal controls; and

                b. any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     C.  INDEPENDENT REGISTERED PUBLIC ACCOUNTANT.


        1. SELECTION AND OVERSIGHT. Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountant (including resolution of disagreements between management and the independent registered public accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds. Any such engagement shall be pursuant to a written engagement letter approved by the Audit Committee. The independent registered public accountant shall report directly to the Audit Committee.


        2. PRE-APPROVAL OF NON-AUDIT SERVICES TO THE FUNDS. Except as provided below, pre-approve any engagement of the Funds' independent registered public accountant to provide any services to the Funds (other than the "prohibited non-audit services" specified below), including the fees and other compensation to be paid for such services, unless the engagement to render such services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee that are detailed as to the particular service (provided the Audit Committee is informed of each such service).(3) The Audit Committee may designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.

------------------------------
(3) Pre-approval of non-audit services to a Fund is not required, if: (a) the services were not recognized by management at the time of the engagement as non-audit services; (b) the aggregate fees for all such non-audit services provided to the Fund are less than 5% of the total fees paid by the Fund to its independent registered public accountant during the fiscal year in which the non-audit services are provided; and (c) such services are promptly brought to the attention of the Audit Committee by management, and the Audit Committee or its delegate approves them prior to the completion of the audit.

                The independent registered public accountant shall not perform any of the non-audit services for any Fund ("prohibited non-audit services"):

                a. Bookkeeping or other services related to the accounting records or financial statements of the Fund;

                b.   Financial information systems design and implementation;


                c. Appraisal or valuation services, fairness opinions or contribution- in-kind reports;



                d.   Actuarial services;



                e.   Internal audit outsourcing services;



                f.   Management functions or human resources;



                g. Broker or dealer, investment adviser or investment banking services;



                h.   Legal services or expert services unrelated to the audit;
                     and



                i. Any other services that the Public Company Accounting Oversight Board determines are impermissible.



        3. PRE-APPROVAL OF CERTAIN NON-AUDIT SERVICES TO THE ADVISER AND ITS AFFILIATES. Except as provided below, pre-approve any engagement of the Funds' independent registered public accountant to provide any services to the Adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted or overseen by the Adviser) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds if the engagement relates directly to the operations or financial reporting of the Funds, including the fees and other compensation to be paid to the independent registered public accountant.(4) The Audit Committee may


------------------------------
(4) Pre-approval of such non-audit services to the Adviser or an affiliate of the Adviser is not required, if: (a) the services were not recognized by management at the time of the engagement as non-audit services; (b) the aggregate fees for all such non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit
                                        38
    designate from time to time one or more of its members acting singly or together, as the Audit Committee may designate, to pre-approve such services on behalf of the Audit Committee. Unless and until the Audit Committee designates otherwise, the Chair of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the member or members exercising such delegated authority at the next meeting of the Audit Committee.


        4. AUDITOR INDEPENDENCE. On an annual basis, request, receive in writing and review the independent registered public accountant's specific representations as to their independence, including identification of all significant relationships the registered public accountant have with the Funds, management, any affiliates and any material service provider to the Funds and recommend that the Board take appropriate action, if any, in response to the independent registered public accountant's report to satisfy itself as to the independent registered public accountant's independence.


        5. AUDIT SCOPE. On an annual basis, meet with the independent registered public accountant and management to review the arrangements for and scope of the proposed audits for the current year and the audit procedures to be utilized.

        6. AUDIT RESULTS. On an annual basis at the conclusion of the audit, meet with the independent registered public accountant and management to review the audit results, including any comments or recommendations of the independent registered public accountant or management regarding their assessment of significant risks or exposures and the steps taken by management to minimize such risks to the Funds, any audit problems or difficulties and management's response, and any deviations from the

------------------------------
    services requiring pre-approval under Section IVC2 or 3 of this Charter paid by the Funds, the Adviser and all such other entities to its independent registered public accountant during the fiscal year in which the non-audit services are provided; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee or its delegate approves them prior to the completion of the audit.

             proposed scope of the audit previously presented to the Audit Committee.

        7. MANAGEMENT LETTER. Review any management letter prepared by the independent registered public accountant and management's response to any such letter.

        8. AUDITOR REPORT. On an annual basis, obtain and review a report by the independent registered public accountant describing the independent registered public accountant's internal quality-control procedures and any material issues raised by the independent registered public accountant's most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent registered public accountant, and any steps taken to deal with any such issues.

D.  FINANCIAL REPORTING PROCESSES.

        Meet separately and periodically with management and the independent registered public accountant, and, if the Audit Committee so desires, with internal auditors (or other personnel responsible for the internal audit function), and review the matters that the registered public accountant believes should be communicated to the Committee in accordance with auditing professional standards.

E.  CLOSED-END FUNDS.  With respect to any closed-end Fund:

        1. FINANCIAL STATEMENTS. Review with management and the independent registered public accountant the Fund's audited annual financial statements and quarterly unaudited financial statements, including any discussion or analysis of the Fund's financial condition and results of operations, and, recommend to the Board, if appropriate, that the audited financial statements be included in the Fund's annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

        2. PRESS RELEASES. Discuss press releases issued by the Fund to the extent they are related to financial information of the Fund.

        3. AUDIT COMMITTEE REPORT. Prepare an audit committee report as required by the Securities and Exchange Commission to be included in the annual proxy statement.


     F.   AUTHORITY.



        1. INFORMATION. Have direct access to management and personnel responsible for the Funds' accounting and financial reporting and for the Funds' internal controls, as well as to the independent registered public accountant and the Funds' other service providers.


        2. INVESTIGATION. Have the authority to investigate any matter brought to its attention within the scope of its duties and, in its discretion, to engage independent legal counsel and other advisers, as it determines necessary to carry out its duties. The Audit Committee may request any officer or employee of the Adviser, the Funds' independent registered public accountant, or outside counsel to attend any meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.


        3. FUNDING. Be provided with appropriate funding by the Funds, as determined by the Audit Committee, for the payment of (a) compensation to any independent registered public accountant engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds,
             (b) compensation to any advisers employed by the Audit Committee, and (c) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.


        4. CODE OF ETHICS. Have the authority to review any violations under the Columbia Management Group Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers brought to its attention by the Chief Legal Officer and review any waivers sought by a covered officer under that code.

     G.  OTHER RESPONSIBILITIES.


        1. REPORT TO THE BOARD. Report regularly its significant activities to the Board and make such recommendations with respect to any matters herein as the Audit Committee may deem necessary or appropriate.

        2. WHISTLEBLOWER PROCEDURES. Establish procedures for the receipt, retention and treatment of complaints received by the Funds or the Adviser regarding accounting, internal accounting controls or audit matters, and for the confidential, anonymous submission by any employee of the Funds, the Adviser or its affiliates of concerns regarding questionable accounting or auditing matters.



        3. RISK POLICIES. Discuss policies with respect to risk assessment and risk management.



        4. HIRING POLICIES. If any Fund proposes to employ any current or former employee of the independent auditors, set clear policies for hiring any such person.



        5. NECESSARY ACTIVITIES. Perform any other activities consistent with this Charter, the Funds' governing documents and governing law as the Audit Committee or the Board deems necessary or appropriate.



        6.   MINUTES.  Maintain minutes of its meetings.

APPENDIX F -- GOVERNANCE COMMITTEE CHARTER

                                 COLUMBIA FUNDS


                          GOVERNANCE COMMITTEE CHARTER


THE GOVERNANCE COMMITTEE (THE "COMMITTEE") OF THE COLUMBIA FUNDS (THE "FUNDS") SHALL BE COMPOSED ENTIRELY OF MEMBERS OF THE BOARD OF THE FUNDS WHO ARE NOT AFFILIATED WITH THE FUNDS' INVESTMENT ADVISER, SUB-ADVISERS OR PRINCIPAL UNDERWRITER.

THE FUNCTIONS OF THE COMMITTEE ARE:

To make nominations for independent trustee membership on the Board of Trustees when necessary and to consider candidates proposed for the Board of Trustees by shareholders of the Funds;

To review periodically Board governance practices and procedures and any recommendations of the Chief Compliance Officer of the Funds relating thereto, and to recommend to the Board any changes it may deem appropriate;

To review periodically trustee compensation and to recommend to the independent trustees any changes it may deem appropriate;

To review committee assignments on an annual basis;

To review on an annual basis the responsibilities and charter of each committee of the Board, whether there is continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized, and to make recommendations for any such action to the Board;

To plan and administer the Board's annual self-evaluation process;

To evaluate on at least an annual basis the independence of counsel to the independent trustees, to make recommendations to the independent trustees regarding their determination of such counsel's status as an "independent legal counsel" under applicable SEC rules, and to supervise such counsel.

THE COMMITTEE SHALL MEET AS FREQUENTLY AND AT SUCH TIMES AS CIRCUMSTANCES DICTATE. MINUTES SHALL BE KEPT OF THE COMMITTEE'S MEETINGS.

THE COMMITTEE SHALL HAVE THE RESOURCES AND AUTHORITY APPROPRIATE TO DISCHARGE ITS RESPONSIBILITIES, INCLUDING AUTHORITY TO RETAIN SPECIAL COUNSEL AND OTHER EXPERTS OR CONSULTANTS AT THE EXPENSE OF THE APPROPRIATE FUND.

THE COMMITTEE SHALL REVIEW THIS CHARTER AT LEAST [ANNUALLY] AND RECOMMEND TO THE BOARD ANY CHANGES IT DEEMS APPROPRIATE.

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------





/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

---------------------------------------------                  1. ELECTION OF FOUR TRUSTEES.
COLONIAL CALIFORNIA INSURED MUNICIPAL FUND                        (Item 1(d) of Notice)
---------------------------------------------
                                                                  (01) DOUGLAS A. HACKER
                                                                  (02) JANET LANGFORD KELLY
Mark box at right if an address change or comment                 (03) PATRICK J. SIMPSON         FOR              WITHHELD
has been noted on the reverse side of this card.   / /            (04) THOMAS E. STITZEL          ALL              FROM ALL
                                                                                                NOMINEES           NOMINEES

                                                                                                   / /                / /



                         [SHADED BOX]                                             / /
                                                                                     -----------------------------------------
                                                                                     For all nominees except as noted above






                                                               2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY
                                                                  PROPERLY COME BEFORE THE MEETING.

                                                            Please sign exactly as name(s) appear(s) hereon. Joint owners should
                                            --------------- each sign personally. When signing as attorney, executor, administrator,
Please be sure to sign and date this Proxy. Date            trustee or guardian, please give full title as such. If a corporation,
----------------------------------------------------------- please sign in corporate name by President or other authorized officer.
                                                            If a partnership, please sign in partnership name by authorized person.

-----------------------------------------------------------
   Shareholder sign here       Co-owner sign here           RECORD DATE SHARES:



                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

[X]  PLEASE MARK                                                                                                        1942
     VOTES AS IN
     THIS EXAMPLE.

------------------------------------------
COLONIAL CALIFORNIA INSURED MUNICIPAL FUND                2.  IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS
------------------------------------------                    MAY PROPERLY COME BEFORE THE MEETING.
1.  TO ELECT TWO TRUSTEES.
    (Item 1(d) of Notice)
    (01) JANET LANGFORD KELLY, (02) PATRICK J. SIMPSON

              FOR     [ ]    [ ] WITHHELD
              ALL                FROM ALL
            NOMINEES             NOMINEES

        [ ]
            --------------------------------------
            For all nominees except as noted above



                                                          Mark box at right if an address change or comment has been  [ ]
                                                          noted on the reverse side of this card.


                                                          Please sign exactly as name(s) appear(s) hereon. Joint owners should each  sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                     Date:            Signature:                     Date:
          --------------------      -----------           --------------------      ------------

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

[X]  PLEASE MARK                                                                                                     1001
     VOTES AS IN
     THIS EXAMPLE.

------------------------------------------
   COLONIAL HIGH INCOME MUNICIPAL TRUST                   2.  IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS
------------------------------------------                    MAY PROPERLY COME BEFORE THE MEETING.
1.  TO ELECT FOUR TRUSTEES.
    (Item 1(a) of Notice)
    (01) RICHARD W. LOWRY, (02) JOHN J. NEUHAUSER,
    (03) PATRICK J. SIMPSON, (04) RICHARD L. WOOLWORTH

              FOR     [ ]    [ ] WITHHELD
              ALL                FROM ALL
            NOMINEES             NOMINEES

        [ ]
            --------------------------------------
            For all nominees except as noted above



                                                          Mark box at right if an address change or comment has been  [ ]
                                                          noted on the reverse side of this card.


                                                          Please sign exactly as name(s) appear(s) hereon. Joint owners should each  sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                     Date:            Signature:                     Date:
          --------------------      -----------           --------------------      ------------

                      COLONIAL HIGH INCOME MUNICIPAL TRUST


               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                     (SERIES T SHARES AND SERIES W SHARES)

             THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------




/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

----------------------------------------------                 1. ELECTION OF SIX TRUSTEES.
    COLONIAL HIGH INCOME MUNICIPAL TRUST                          (Item 1(a) of Notice)
----------------------------------------------

                                                                  (01)  DOUGLAS A. HACKER
                                                                  (02)  RICHARD W. LOWRY
                                                                  (03)  JOHN J. NEUHAUSER         FOR           WITHHELD
                                                                  (04)  PATRICK J. SIMPSON        ALL           FROM ALL
                                                                  (05)  THOMAS E. STITZEL       NOMINEES        NOMINEES
                                                                  (06)  RICHARD L. WOOLWORTH
                                                                                                  / /              / /
Mark box at right if an address change or comment
has been noted on the reverse side of this card.   / /




                         [SHADED BOX]                                             / /
                                                                                     -----------------------------------------
                                                                                     For all nominees except as noted above






                                                               2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY
                                                                  PROPERLY COME BEFORE THE MEETING.

                                                            Please sign exactly as name(s) appear(s) hereon. Joint owners should
                                            --------------- each sign personally. When signing as attorney, executor, administrator,
Please be sure to sign and date this Proxy. Date            trustee or guardian, please give full title as such. If a corporation,
----------------------------------------------------------- please sign in corporate name by President or other authorized officer.
                                                            If a partnership, please sign in partnership name by authorized person.

-----------------------------------------------------------
   Shareholder sign here       Co-owner sign here           RECORD DATE SHARES:



                        COLONIAL INSURED MUNICIPAL FUND

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

[X]  PLEASE MARK                                                                                                     1941
     VOTES AS IN
     THIS EXAMPLE.

------------------------------------------
     COLONIAL INSURED MUNICIPAL FUND                      2.  IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS
------------------------------------------                    MAY PROPERLY COME BEFORE THE MEETING.
1.  TO ELECT TWO TRUSTEES.
    (Item 1(e) of Notice)
    (01) JANET LANGFORD KELLY, (02) PATRICK J. SIMPSON

              FOR     [ ]    [ ] WITHHELD
              ALL                FROM ALL
            NOMINEES             NOMINEES

        [ ]
            --------------------------------------
            For all nominees except as noted above



                                                          Mark box at right if an address change or comment has been  [ ]
                                                          noted on the reverse side of this card.


                                                          Please sign exactly as name(s) appear(s) hereon. Joint owners should each  sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                     Date:            Signature:                     Date:
          --------------------      -----------           --------------------      ------------

                        COLONIAL INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michell H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.


-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------




/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.
--------------------------------------                         1. ELECTION OF FOUR TRUSTEES.
   COLONIAL INSURED MUNICIPAL FUND                                (Item 1(e) of Notice)
--------------------------------------
                                                                  (01) DOUGLAS A. HACKER
                                                                  (02) JANET LANGFORD KELLY
Mark box at right if an address change or comment                 (03) PATRICK J. SIMPSON         FOR           WITHHELD
has been noted on the reverse side of this card.   / /            (04) THOMAS E. STITZEL          ALL           FROM ALL
                                                                                                NOMINEES        NOMINEES

                                                                                                  / /             / /




                         [SHADED BOX]                                             / /
                                                                                     -----------------------------------------
                                                                                     For all nominees except as noted above






                                                               2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY
                                                                  PROPERLY COME BEFORE THE MEETING.

                                                            Please sign exactly as name(s) appear(s) hereon. Joint owners should
                                            --------------- each sign personally. When signing as attorney, executor, administrator,
Please be sure to sign and date this Proxy. Date            trustee or guardian, please give full title as such. If a corporation,
----------------------------------------------------------- please sign in corporate name by President or other authorized officer.
                                                            If a partnership, please sign in partnership name by authorized person.

-----------------------------------------------------------
   Shareholder sign here       Co-owner sign here           RECORD DATE SHARES:



                      COLONIAL INTERMARKET INCOME TRUST I

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Intermarket Income Trust I to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

[X]  PLEASE MARK                                                                                                     3485
     VOTES AS IN
     THIS EXAMPLE.

------------------------------------------
   COLONIAL INTERMARKET INCOME TRUST I                    2.  IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS
------------------------------------------                    MAY PROPERLY COME BEFORE THE MEETING.
1.  TO ELECT FOUR TRUSTEES.
    (Item 1(c) of Notice)
    (01) RICHARD W. LOWRY,  (02) WILLIAM E. MAYER,
    (03) THOMAS E. STITZEL, (04) ANNE-LEE VERVILLE

              FOR     [ ]    [ ] WITHHELD
              ALL                FROM ALL
            NOMINEES             NOMINEES

        [ ]
            --------------------------------------
            For all nominees except as noted above



                                                          Mark box at right if an address change or comment has been  [ ]
                                                          noted on the reverse side of this card.


                                                          Please sign exactly as name(s) appear(s) hereon. Joint owners should each  sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                     Date:            Signature:                     Date:
          --------------------      -----------           --------------------      ------------

                                     PROXY

                     COLONIAL INTERMEDIATE HIGH INCOME FUND

             THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES



The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Intermediate High Income Fund to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------



/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

        1. TO ELECT FOUR TRUSTEES.                                  ---------------------------------------------------
           (Item 1(h.) of Notice)                                          COLONIAL INTERMEDIATE HIGH INCOME FUND
           (01)      RICHARD W. LOWRY                               ---------------------------------------------------
           (02)      WILLIAM E. MAYER
           (03)      CHARLES R. NELSON                              2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS
           (04)      RICHARD L. WOOLWORTH                              MAY PROPERLY COME BEFORE THE MEETING.



             FOR                                WITHHOLD
             ALL        / /             / /     FROM ALL
           NOMINEES                             NOMINEES


        / /
           -------------------------------------------------------
        (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
        INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE
        PROVIDED ABOVE.)



                                                                       Mark box at right if an address change or comment has
                                                                       been noted on the reverse side of this card            / /


                                                                       Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign personally. When signing as attorney,
                                                                       executor, administrator, trustee or guardian, please give
                                                                       full title as such. If a corporation, please sign in
                                                                       corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                                                       Please be sure to sign and date this proxy.

                                                                 Co-owner
Signature:                                      Date:            Signature:                                    Date:
          -------------------------------------      -----------           ------------------------------------     -------------


                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

[X]  PLEASE MARK                                                                                                     1007
     VOTES AS IN
     THIS EXAMPLE.

------------------------------------------
COLONIAL INVESTMENT GRADE MUNICIPAL TRUST                 2.  IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS
------------------------------------------                    MAY PROPERLY COME BEFORE THE MEETING.
1.  TO ELECT THREE TRUSTEES.
    (Item 1(b) of Notice)
    (01) RICHARD W. LOWRY, (02) CHARLES R. NELSON,
    (03) ANNE-LEE VERVILLE

              FOR     [ ]    [ ] WITHHELD
              ALL                FROM ALL
            NOMINEES             NOMINEES

        [ ]
            --------------------------------------
            For all nominees except as noted above



                                                          Mark box at right if an address change or comment has been  [ ]
                                                          noted on the reverse side of this card.


                                                          Please sign exactly as name(s) appear(s) hereon. Joint owners should each  sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                     Date:            Signature:                     Date:
          --------------------      -----------           --------------------      ------------

                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------




/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

------------------------------------------------               1. ELECTION OF FIVE TRUSTEES.
   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST                      (Item 1(b) of Notice)
------------------------------------------------
                                                                  (01)  DOUGLAS A. HACKER
                                                                  (02)  RICHARD W. LOWRY
Mark box at right if an address change or comment                 (03)  CHARLES R. NELSON         FOR           WITHHELD
has been noted on the reverse side of this card.    / /           (04)  THOMAS E. STITZEL         ALL           FROM ALL
                                                                  (05)  ANNE-LEE VERVILLE       NOMINEES        NOMINEES

                                                                                                   / /            / /




                         [SHADED BOX]                                             / /
                                                                                     -----------------------------------------
                                                                                     For all nominees except as noted above






                                                               2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY
                                                                  PROPERLY COME BEFORE THE MEETING.

                                                            Please sign exactly as name(s) appear(s) hereon. Joint owners should
                                            --------------- each sign personally. When signing as attorney, executor, administrator,
Please be sure to sign and date this Proxy. Date            trustee or guardian, please give full title as such. If a corporation,
----------------------------------------------------------- please sign in corporate name by President or other authorized officer.
                                                            If a partnership, please sign in partnership name by authorized person.

-----------------------------------------------------------
   Shareholder sign here       Co-owner sign here           RECORD DATE SHARES:



                        COLONIAL MUNICIPAL INCOME TRUST

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

[X]  PLEASE MARK                                                                                                     3486
     VOTES AS IN
     THIS EXAMPLE.

------------------------------------------
     COLONIAL MUNICIPAL INCOME TRUST                      2.  IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS
------------------------------------------                    MAY PROPERLY COME BEFORE THE MEETING.
1.  TO ELECT TWO TRUSTEES.
    (Item 1(g) of Notice)
    (01) WILLIAM E. MAYER, (02) ANNE-LEE VERVILLE

              FOR     [ ]    [ ] WITHHELD
              ALL                FROM ALL
            NOMINEES             NOMINEES

        [ ]
            --------------------------------------
            For all nominees except as noted above



                                                          Mark box at right if an address change or comment has been  [ ]
                                                          noted on the reverse side of this card.


                                                          Please sign exactly as name(s) appear(s) hereon. Joint owners should each  sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                     Date:            Signature:                     Date:
          --------------------      -----------           --------------------      ------------

                         COLONIAL MUNICIPAL INCOME TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------



/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

-------------------------------------                          1. ELECTION OF FOUR TRUSTEES.
   COLONIAL MUNICIPAL INCOME TRUST                                (Item 1(g) of Notice)
-------------------------------------
                                                                  (01)  DOUGLAS A. HACKER
                                                                  (02)  WILLIAM E. MAYER
Mark box at right if an address change or comment                 (03)  THOMAS E. STITZEL         FOR           WITHHELD
has been noted on the reverse of this card.        / /            (04)  ANNE-LEE VERVILLE         ALL           FROM ALL
                                                                                                NOMINEES        NOMINEES

                                                                                                   / /             / /



                         [SHADED BOX]                                             / /
                                                                                     -----------------------------------------
                                                                                     For all nominees except as noted above






                                                               2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY
                                                                  PROPERLY COME BEFORE THE MEETING.

                                                            Please sign exactly as name(s) appear(s) hereon. Joint owners should
                                            --------------- each sign personally. When signing as attorney, executor, administrator,
Please be sure to sign and date this Proxy. Date            trustee or guardian, please give full title as such. If a corporation,
----------------------------------------------------------- please sign in corporate name by President or other authorized officer.
                                                            If a partnership, please sign in partnership name by authorized person.

-----------------------------------------------------------
   Shareholder sign here       Co-owner sign here           RECORD DATE SHARES:



                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michelle H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial New York Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

[X]  PLEASE MARK                                                                                                     1944
     VOTES AS IN
     THIS EXAMPLE.

------------------------------------------
 COLONIAL NEW YORK INSURED MUNICIPAL FUND                 2.  IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS
------------------------------------------                    MAY PROPERLY COME BEFORE THE MEETING.
1.  TO ELECT TWO TRUSTEES.
    (Item 1(f) of Notice)
    (01) JANET LANGFORD KELLY, (02) PATRICK J. SIMPSON

              FOR     [ ]    [ ] WITHHELD
              ALL                FROM ALL
            NOMINEES             NOMINEES

        [ ]
            --------------------------------------
            For all nominees except as noted above



                                                          Mark box at right if an address change or comment has been  [ ]
                                                          noted on the reverse side of this card.


                                                          Please sign exactly as name(s) appear(s) hereon. Joint owners should each  sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature:                     Date:            Signature:                     Date:
          --------------------      -----------           --------------------      ------------

                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned shareholder hereby appoints Robert J. Fitzpatrick, Michell H. Rhee and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the Annual Meeting of Shareholders of Colonial New York Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 25, 2005, and at any adjournments thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

-----------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
-----------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------

--------------------------------------     ----------------------------------------





/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

----------------------------------------------                 1. ELECTION OF FOUR TRUSTEES.
   COLONIAL NEW YORK INSURED MUNICIPAL FUND                       (Item 1(f) of Notice)
----------------------------------------------
                                                                  (01) DOUGLAS A. HACKER
                                                                  (02) JANET LANGFORD KELLY
Mark box at right if an address change or comment                 (03) PATRICK J. SIMPSON         FOR           WITHHELD
has been noted on the reverse side of this card.   / /            (04) THOMAS E. STITZEL          ALL           FROM ALL
                                                                                                NOMINEES        NOMINEES

                                                                                                   / /             / /


                         [SHADED BOX]                                             / /
                                                                                     -----------------------------------------
                                                                                     For all nominees except as noted above






                                                               2. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY
                                                                  PROPERLY COME BEFORE THE MEETING.

                                                            Please sign exactly as name(s) appear(s) hereon. Joint owners should
                                            --------------- each sign personally. When signing as attorney, executor, administrator,
Please be sure to sign and date this Proxy. Date            trustee or guardian, please give full title as such. If a corporation,
----------------------------------------------------------- please sign in corporate name by President or other authorized officer.
                                                            If a partnership, please sign in partnership name by authorized person.

-----------------------------------------------------------
   Shareholder sign here       Co-owner sign here           RECORD DATE SHARES:

